UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2015

Roundy’s, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35422	27-2337996
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

875 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

(Address of principal executive offices, including zip code)

(414) 231-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously disclosed, Roundy’s, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger dated as of November 10, 2015 (the “Merger Agreement”) with The Kroger Co., an Ohio corporation (“Parent”), and KS Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Purchaser”), pursuant to which, among other things, Purchaser commenced a cash tender offer (the “Offer”) to purchase any and all of the outstanding shares of the Company’s common stock, par value $0.01 per share (the “Shares”), at a purchase price of $3.60 per Share in cash, without interest (the “Offer Price”) and less any applicable withholding taxes.

Upon the expiration of the Offer at 11:59 pm, New York City time, on Thursday, December 17, 2015, Purchaser accepted for payment 33,144,128 Shares representing approximately 67.138% of the outstanding Shares. In addition, American Stock Transfer & Trust Company, LLC, the depositary for the Offer, advised that it received commitments to tender to Purchaser 1,409,042 additional shares under the guaranteed delivery procedures in the Offer prior to the expiration of the Offer, representing approximately 2.854% of the outstanding Shares. Purchaser accepted for payment all Shares validly tendered in, and not withdrawn from, the Offer according to the terms and conditions of the Offer.

Pursuant to the terms and conditions of the Merger Agreement, Purchaser was merged with and into the Company (the “Merger”) on December 18, 2015 in accordance with applicable provisions of Delaware law that authorize the completion of the Merger without a vote or meeting of stockholders of the Company. In connection with the Merger, each outstanding Share not tendered in the Offer (other than Shares owned by Parent, Purchaser or the Company, or any of their respective wholly owned subsidiaries, or Shares with respect to which appraisal rights are properly exercised under Delaware law) was converted into the right to receive the Offer Price in cash, without interest thereon and less any applicable withholding taxes. Under the terms of the Merger Agreement, Parent and Purchaser completed the Offer and the Merger for $3.60 per Share for the outstanding Shares. Each restricted stock unit (“RSU”) that was outstanding at the Effective Time, whether vested or unvested, was cancelled and converted into the right to receive (without interest) an amount in cash, equal to the product of (x) the Offer Price and (y) the number of Shares subject to the cancelled RSU (with the number of shares subject to each outstanding RSU subject to performance-based vesting criteria assuming achievement of applicable performance goals at the target level) immediately prior to the Effective Time. Following the consummation of the Merger, the Company continued as the surviving corporation and became a wholly owned subsidiary of Parent.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was included as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on November 12, 2015, and which is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 18, 2015, in connection with the consummation of the Merger, the Company notified the NYSE of its intent to remove the Shares from listing on the NYSE and requested that the NYSE file a delisting application with the SEC to delist and deregister the Shares. The NYSE intends to promptly file with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 to delist and deregister the Shares. The Company intends to file with the SEC a certification on Form 15 under the Exchange Act, requesting the deregistration of the Shares and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03.	Material Modifications to Rights of Security Holders.

The information disclosed under Items 2.01, 3.01 and 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

The information set forth in Items 2.01, 3.01, 3.03, 5.02, 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

To the knowledge of the Company, except as set forth herein, there are no arrangements, including any pledge by any person of securities of the Company or Parent, the operation of which may at a subsequent date result in a further change in control of the Company.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with the terms of the Merger Agreement and effective as of the Effective Time, Patrick J. Condon, Ralph W. Drayer, Kimberly K. Feil, Gregory P. Josefowicz, Christopher F. Larson, Robert A. Mariano, and Avy H. Stein resigned as members of the Company’s Board of Directors and Christine S. Wheatley, the director of Purchaser immediately prior to the Effective Time, became the director of the Company.

In addition, effective as of the Effective Time, all of the executive officers of the Company were removed from their respective positions as executive officers and Christine S. Wheatley became the President of the Company, Stacey M. Heiser became the Vice President and Secretary of the Company, and Timothy M. Terrell became the Vice President and Treasurer of the Company.

Information about Christine S. Wheatley, Stacey M. Heiser, and Timothy M. Terrell is contained in the Offer to Purchase, filed as Exhibit (A)(1)(a) to the Tender Offer Statement on Schedule TO originally filed by Parent and Purchaser with the SEC on November 19, 2015, which information is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, at the Effective Time, the certificate of incorporation of the Company was amended and restated in its entirety to read identically to the certificate of incorporation of Purchaser as in effect immediately prior to the Effective Time, and the bylaws of Purchaser as in effect immediately prior to the Effective Time became the bylaws of the Company, except that in each case the name of the Company set forth therein was changed to “Roundy’s, Inc.”

The certificate of incorporation and the bylaws of the Company as so amended are attached as Exhibit 3.1 and Exhibit 3.2 hereto, respectively, and are incorporated herein by reference.

Item 8.01	Other Events

On December 18, 2015 the Company issued a joint press release with Parent announcing the expiration and results of the Offer and completion of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of November 10, 2015, by and among The Kroger Co., KS Merger Sub Inc., and Roundy’s, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Roundy’s, Inc. on November 12, 2015).

3.1	Amended and Restated Certificate of Incorporation of Roundy’s Inc.*

3.2	Amended and Restated Bylaws of Roundy’s Inc. *

99.1	Joint press release, issued by The Kroger Co. and Roundy’s, Inc., dated as of December 18, 2015 (incorporated by reference to Exhibit (a)(5)(c) of the Schedule TO-T/A filed by The Kroger Co. on December 18, 2015).

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROUNDY’S, INC.

Date: December 18, 2015		/s/ Christine W. Wheatley
	Name:	Christine W. Wheatley
	Title:	President

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of November 10, 2015, by and among The Kroger Co., KS Merger Sub Inc., and Roundy’s, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Roundy’s, Inc. on November 12, 2015).

3.1	Amended and Restated Certificate of Incorporation of Roundy’s Inc.*

3.2	Amended and Restated Bylaws of Roundy’s Inc. *

99.1	Joint press release, issued by The Kroger Co. and Roundy’s, Inc., dated as of December 18, 2015 (incorporated by reference to Exhibit (a)(5)(c) of the Schedule TO-T/A filed by The Kroger Co. on December 18, 2015).

*	Filed herewith.